SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective prospectus of each of the listed funds:

Scudder Lifecycle Short Range Fund

Scudder Lifecycle Mid Range Fund

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Upon the recommendation of Deutsche Asset Management Inc. (the "Advisor"), the
investment advisor for each Fund, the Board of each Fund (the "Funds") approved the termination and liquidation of the Funds effective on or about September 16, 2005 (the "Liquidation Date") subject to approval by shareholders. If the termination and liquidation is approved by shareholders of a Fund, the Fund will redeem involuntarily the shares of any Fund shareholder outstanding on the Liquidation Date. Shareholders may exchange their outstanding shares of a Fund prior to the Liquidation Date of that Fund for shares of the same class of another Scudder fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they own minus any applicable sales charges and redemption fees. Shareholders who elect to exchange their shares for the same class of another Scudder fund may do so without payment of any further sales charges or redemption fees.

Completion of each liquidation is subject to a number of conditions, including final approval by each Fund's Board and approval by shareholders of the applicable Fund at a shareholder meeting expected to be held within approximately the next four months. Prior to the shareholder meeting, shareholders of each Fund will receive: (i) a Proxy Statement describing in detail the proposed liquidation of their Fund and the Board's considerations in recommending that shareholders approve the liquidation; and (ii) a proxy card(s) with which shareholders may vote on the proposed liquidation.

Shareholders whose shares are redeemed involuntarily by a Fund on the Liquidation Date of that Fund will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any sales charges or redemption fees. The redemption of shares may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

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In conjunction with approving the termination and liquidation of the Funds, the
Board of the Funds also approved closing the Funds to new investments effective as of the close of business on May 5, 2005. Qualified Plans that currently offer the Funds as investment options may continue to offer the Funds to their participants until the Liquidation Date.














               Please Retain This Supplement for Future Reference









May 25, 2005